Annual
Report

[PHOTO OMITTED]

MARCH 31, 2003


FRANKLIN(R) TEMPLETON(R) INVESTMENTS

TEMPLETON
LATIN AMERICA FUND

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



                                 [PHOTO OMITTED]
                              TINA M. HELLMER, CFA


                                 [PHOTO OMITTED]
                           MARK R. BEVERIDGE, CFA, CIC

                                 [PHOTO OMITTED]
                              ANTONIO T. DOCAL, CFA





                            PORTFOLIO MANAGEMENT TEAM
                          TEMPLETON LATIN AMERICA FUND

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON LATIN AMERICA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF LATIN AMERICAN COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Latin America Fund covers the fiscal year ended March 31, 2003. The year under review was dominated by concerns about slow global economic growth and increased geopolitical risk. Fear of war in Iraq weighed heavily on emerging market equities. Within the Latin American region, economic growth was sluggish, currencies weakened and most major markets lost value for the 12-month period.

In the volatile Latin American investment climate, Templeton Latin America Fund
- Class A produced a -24.89% cumulative total return for the year ended March 31, 2003, as shown in the Performance Summary beginning on page 8. By comparison, our benchmark, the International Finance Corporation Investable
(IFCI) Latin America Index returned -26.90% during the same period./1/ The Fund's performance


CONTENTS


Shareholder Letter .........  1

Performance Summary ........  8

Important Notice
to Shareholders ............ 12

Financial Highlights &
Statement of Investments ... 13

Financial Statements ....... 18

Notes to
Financial Statements ....... 21

Independent
Auditors' Report ........... 26

Tax Designation ............ 27

Board Members
and Officers ............... 28


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATGEGORY
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

1. Source: Standard & Poor's Micropal. The unmanaged IFCI Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market, and includes reinvested dividends. The index is market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE fell more than 36.00% to its September low, then stabilized later in the fiscal year, aided by a Brazilian market rally but offset by Mexican market weakness.

Throughout the 12-month period, we maintained our long-term perspective, looking beyond the short-term peaks and valleys while focusing on companies we believed possessed solid fundamentals, attractive valuations, strong balance sheets, superior management and ample liquidity. Although we were aware of the benchmark index's country and industry composition, we did not attempt to match its weightings, and the Fund's regional allocations resulted from individual stock selection.


MEXICO

The Mexican economy grew just 1.0% in 2002./2/ Inflation rose 5.4% in 2002, higher than the Central Bank target, largely due to increased energy prices./3/ The Mexican stock market decreased 32.5% in U.S. dollar terms due to sluggish economic growth and a sharp depreciation in the peso, which reached historical lows during the period./4/ A long-term threat to Mexico's export strength is China, which is emerging as a rival exporter of manufactured goods to the U.S. Nonetheless, Mexico's economy potentially could improve greatly with an upturn in the U.S. economy.

The Fund's Mexican weighting decreased from 53.1% of total net assets at the beginning of the period to 44.0% at period-end. Due to relative outperformance, we sold some Mexican



Geograpic Distribution
Based on Total Net Assets
3/31/03

Mexico          44.0%
Brazil          38.7%
Peru             2.4%
Chile            2.4%
Spain            2.3%
U.S.             1.7%
Short-Term
Investments &
Other Net Assets 8.5%




2. Source: Chemical Market Reporter, SEEKING LIAISONS; MEXICO, 3/24/03.
3. Source: San Antonio Express-News, MEXICO CITY BUSINESS FEAR ECONOMIC IMPACT OF WAR WITH IRAQ, PESO DEPRECIATION, 1/30/03.
4. Source: Standard & Poor's Micropal. The IFCI Mexico Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Mexico.

equities near the end of 2002. The Fund appeared to benefit from consolidation in the Latin American beverage industry. The Fund's strongest performer for the year was Mexican-based, regional Coca-Cola bottler PanAmerican Beverages (sold by year-end), the target of a bid from Coca-Cola Femsa of Mexico. Among the Fund's weakest Mexican performers was Cemex, whose shares suffered mainly due to weakness in cement volumes and depreciation in the Mexican peso. Generally, stocks within more defensive industries performed better than their cyclical peers, and the Fund maintained its defensive stance.


BRAZIL
Brazil's economy grew 1.5% in 2002. Economic weakness combined with political uncertainty contributed to the Brazilian equity market's 30.0% decrease in U.S. dollar terms during the fiscal year./5/ The market reached its lowest level in September 2002 when left-wing candidate Luiz Inacio Lula da Silva won the presidential election, but the markets eased after Lula made market-friendly choices for his cabinet. Brazil's Central Bank missed its inflation target in 2002, and inflation climbed to 12.5% for the calendar year./6/ Despite numerous attempts by the Central Bank to support the currency, the real weakened substantially and was close to its lowest level in almost a decade during the period.

The Fund's exposure to Brazil increased from 34.7% of total net assets on March 31, 2002, to 38.7% on March 31, 2003. During the Fund's fiscal year, some of our Brazilian holdings



Portfolio Breakdown
Based on Total Net Assets
3/31/03

Diversified Telecommunication Services 19.8%
Banks 11.6%
Metals & Mining 8.3%
Wireless Telecommunication Services 8.1%
Paper & Forest Products 7.4%
Multiline Retail 5.3%
Oil & Gas 4.9%
Construction Materials 4.5%
Household Durables 4.4%
Household Products 3.9%
Transportation Infrastructure 3.6%
Beverages 3.0%
Food & Drug Retailing 2.7%
Industrial Conglomerates 1.7%
Aerospace & Defense 1.6%
Electric Utilities 0.7%
Short-Term Investments & Other Net Assets 8.5%

5. Source: Standard & Poor's Micropal. The IFCI Brazil Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Brazil.
6. Source: Financial Mail (South Africa), BRAZILIAN WOES, 1/31/03.

TOP 10 EQUITY HOLDINGS
3/31/03

COMPANY
SECTOR/INDUSTRY,                                % OF TOTAL
COUNTRY                                         NET ASSETS
----------------------------------------------------------

Telefonos de Mexico SA de CV (Telmex), L, ADR        11.6%
DIVERSIFIED TELECOMMUNICATION SERVICES, MEXICO

Cia Vale do Rio Doce,
A, ADR, pfd.                                          8.3%
METALS & MINING, BRAZIL

Aracruz Celulose SA,
ADR, pfd.                                             7.4%
PAPER & FOREST PRODUCTS,
BRAZIL

America Movil SA de CV,
L, ADR                                                6.1%
WIRELESS TELECOMMUNICATION SERVICES, MEXICO

Wal-Mart de Mexico SA
de CV, V, ADR                                         5.3%
MULTILINE RETAIL, MEXICO

Petroleo Brasileiro SA, ADR                           4.9%
OIL & GAS, BRAZIL

Cemex SA, ADR                                         4.5%
CONSTRUCTION MATERIALS,
MEXICO

Corporacion Geo SA, B                                 4.4%
HOUSEHOLD DURABLES, MEXICO

Kimberly Clark de Mexico
SA de CV, A                                           3.9%
HOUSEHOLD PRODUCTS, MEXICO

Banco Itau Holdings
Financeira SA, ADR                                    3.7%
BANKS, BRAZIL



appreciated, increasing our exposure to a peak of 45.8%, before we trimmed several holdings.

The Fund's strongest Brazilian performer was one of our top holdings, metals producer Cia Vale do Rio Doce, which appreciated 3.3% during the year. However, the majority of our Brazilian equities lost value, and the Fund's weakest performers included utilities companies Tractebel Energia and Companhia Paranaense de Energia - Copel (sold by year-end), and banks Banco Bradesco and Unibanco Uniao de Bancos Brasileiros.


PERU
Driven largely by stronger domestic demand in terms of consumption and investment, Peru's economy grew 4.8% during 2002./7/ The Peruvian market increased 38.0% during the fiscal year, supported by stronger-than-expected economic growth./8/ Inflation rose only 1.5% and the sol depreciated slightly in 2002. The Fund benefited from its exposure to Peruvian bank Credicorp. Peru accounted for 2.4% of the Fund's total net assets at period-end, up slightly from the beginning of the year due to relative outperformance.


CHILE
Given a difficult external environment along with weak internal demand, Chile's economy grew only 3.2% for 2002, and the country's equity market declined 13.1% in U.S. dollar terms./9/ Interest rates were cut dramatically to 3.0% during 2002. The peso was volatile and reached historically low levels mainly due to regional and international turmoil as well as



7. Source: Latin America Financial Alert, FISCAL CONCERNS RISE, 2/17/03.
8. Source: Standard & Poor's Micropal. The IFCI Peru Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Peru.
9. Source: Standard & Poor's Micropal. The IFCI Chile Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Chile.

commodity price changes. On a positive note, Chile reached important trade agreements with Korea and the European Monetary Union, which could lead to stronger growth and increased foreign investment. During the Fund's fiscal year, we reduced the Fund's exposure in Chilean equities through the sale of fertilizer producer Sociedad Quimica y Minera de Chile at a profit. We maintained a small exposure to telecommunications company Cia de Telecomunicaciones de Chile. On March 31, 2003, Chilean equities represented 2.4% of the Fund's total net assets, down from 2.7% at the beginning of the reporting period.


OTHER EXPOSURE
Argentina's economy shrank 10.9% in 2002, crippled by public debt and politics./10/ Because of a somewhat improved but still precarious economy, combined with very low levels of market liquidity, we maintained no exposure to Argentine equities during the Fund's fiscal year. Venezuela's economy continued to be dominated by growing opposition to President Hugo Chavez's political and economic policies, which brought about an oil sector strike that undermined the economy. Due to the continued high-risk profile, we did not hold any Venezuelan stocks on March 31, 2003. We monitored developments in Colombia, which saw some relief in its economic outlook. However, continued political and economic turmoil led us to believe that stock valuations were not yet sufficiently attractive to justify investment, and the Fund had no exposure to the Colombian market at its fiscal year-end.

The Fund held a small exposure to stocks of companies based outside of the Latin American region but with material business operations in Latin American markets. These included Spain's Telefonica and U.S. company SBC Communications. Overall,



10. Source: Global News Wire - Asia Africa Intelligence Wire, ARGENTINA: ECONOMY DOWN 10.9 PERCENT IN 2002, 3/23/03.

these accounted for less than 5.0% of total net assets at period-end.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, including risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where the Fund invests, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the Morgan Stanley Capital International
(MSCI) Mexico Free Index has increased 1,160% in the last 15 years, but has suffered 7 quarterly declines of more than 15% during that time./11/ These special risks and other considerations are discussed in the Fund's prospectus.



11. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 3/31/03. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in Mexico.

We thank you for your participation and support of Templeton Latin America Fund. It has been a pleasure to serve you.

Sincerely,



/s/TINA M. HELLMER, CFA
Tina M. Hellmer, CFA

/s/ANTONIO T. DOCAL, CFA
Antonio T. Docal, CFA

/s/MARK R. BEVERIDGE, CFA, CIC
Mark R. Beveridge, CFA, CIC

Portfolio Management Team
Templeton Latin America Fund


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A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


-------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.92          $8.18      $11.10

DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.1582

CLASS C                        CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.86          $8.02      $10.88

DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.0858

ADVISOR CLASS                  CHANGE         3/31/03    3/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.94          $8.17      $11.11

DISTRIBUTIONS (4/1/02-3/31/03)
Dividend Income                $0.1958

              Past performance does not guarantee future results.

PERFORMANCE
                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------
Cumulative Total Return/1/            -24.89% -31.87%    -9.92%
Average Annual Total Return/2/        -29.22%  -8.48%    -2.05%
Value of $10,000 Investment/3/        $7,078  $6,420    $8,490


                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------
Cumulative Total Return/1/            -25.47%  -34.04%  -14.49%
Average Annual Total Return/2/        -26.94%   -8.17%   -2.09%
Value of $10,000 Investment/3/        $7,306   $6,528   $8,466


                                                       INCEPTION
ADVISOR CLASS/4/                       1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------
Cumulative Total Return/1/            -24.72% -30.99%    -7.68%
Average Annual Total Return/2/        -24.72%  -7.15%    -1.01%
Value of $10,000 Investment/3/        $7,528  $6,901    $9,232

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -17.65% and -3.06%.



-------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

              Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

      Templeton Latin America     IFCI
               - Class A      Latin America Index/5/
 5/8/95         $ 9425           $10000
                  9453            10022
                  9406            10232
                  9482            10780
                  9604            10932
                  9632            10792
                  9340             9764
                  9284            10102
                  9464            10297
                 10226            11301
                  9940            10677
 3/29/96         10035            10841
                 10369            11412
                 10621            11710
                 10678            11918
                 10210            11393
                 10544            11703
                 10583            11929
                 10277            11706
                 10449            11759
                 10567            12069
                 11586            13181
                 12230            14043
 3/31/97         11865            13894
                 12221            14477
                 12606            15645
                 13425            16901
                 14205            17838
                 13396            16288
                 14302            17659
                 11594            14358
                 11661            14800
                 12520            15602
                 11218            13796
                 11571            14481
3/31/98          12461            15428
                 12510            15294
                 10804            13388
                  9986            12643
                 10429            13143
                  7019             8706
                  7265             9284
                  7521            10007
                  7955            10930
                  7174            10058
                  6509             8904
                  6771             9418
3/31/99           8171            11408
                  9602            13080
                  9120            12638
                  9675            13166
                  8676            12253
                  8484            11897
                  8626            12125
                  8616            12347
                  9544            13927
                 11521            16276
                 10916            15688
                 12449            17046
3/31/00          12469            17238
                 11208            15341
                 10663            14521
                 11299            15876
                 11390            15586
                 11975            16103
                 11067            15152
                 10744            14491
                  9645            13237
                 10260            13886
                 11339            15745
                 10411            14268
3/31/01           9836            13397
                 10210            14057
                 10578            14575
                 10477            14536
                  9730            13683
                  9508            13151
                  8014            10985
                  8489            11343
                  9215            12267
                 10265            13607
                 10122            13569
                 10468            14116
3/31/02          11304            14843
                 11090            14633
                 10703            13501
                  9232            11710
                  8119            10082
                  8456            10898
                  7200             8986
                  7884            10132
                  8119            10486
                  8522            10775
                  8252            10384
                  8054            10185
3/31/03           8490            10849



AVERAGE ANNUAL TOTAL RETURN

CLASS A                3/31/03
------------------------------
1-Year                 -29.22%

5-Year                  -8.48%

Since Inception (5/8/95)-2.05%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

      Templeton Latin America     IFCI
               - Class C      Latin America Index/5/
 5/8/95         $ 9901           $10000
                  9911            10022
                  9861            10232
                  9941            10780
                 10059            10932
                 10089            10792
                  9772             9764
                  9713            10102
                  9903            10297
                 10691            11301
                 10392            10677
 3/29/96         10482            10841
                 10811            11412
                 11078            11710
                 11128            11918
                 10628            11393
                 10968            11703
                 11008            11929
                 10688            11706
                 10868            11759
                 10972            12069
                 12035            13181
                 12696            14043
 3/31/97         12315            13894
                 12666            14477
                 13061            15645
                 13904            16901
                 14706            17838
                 13864            16288
                 14787            17659
                 11978            14358
                 12038            14800
                 12917            15602
                 11567            13796
                 11922            14481
3/31/98          12836            15428
                 12877            15294
                 11117            13388
                 10280            12643
                 10719            13143
                  7207             8706
                  7462             9284
                  7717            10007
                  8167            10930
                  7355            10058
                  6670             8904
                  6930             9418
3/31/99           8361            11408
                  9824            13080
                  9327            12638
                  9898            13166
                  8860            12253
                  8663            11897
                  8808            12125
                  8798            12347
                  9732            13927
                 11745            16276
                 11112            15688
                 12678            17046
3/31/00          12689            17238
                 11402            15341
                 10832            14521
                 11475            15876
                 11568            15586
                 12139            16103
                 11226            15152
                 10884            14491
                  9763            13237
                 10385            13886
                 11475            15745
                 10531            14268
3/31/01           9939            13397
                 10313            14057
                 10676            14575
                 10572            14536
                  9815            13683
                  9587            13151
                  8082            10985
                  8549            11343
                  9275            12267
                 10326            13607
                 10179            13569
                 10524            14116
3/31/02          11359            14843
                 11140            14633
                 10746            13501
                  9253            11710
                  8136            10082
                  8470            10898
                  7206             8986
                  7895            10132
                  8125            10486
                  8519            10775
                  8245            10384
                  8044            10185
3/31/03           8466            10849




AVERAGE ANNUAL TOTAL RETURN

CLASS C                3/31/03
------------------------------
1-Year                 -26.94%

5-Year                  -8.17%

Since Inception (5/8/95)-2.09%

              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS/4/       3/31/03
------------------------------
1-Year                 -24.72%

5-Year                  -7.15%

Since Inception (5/8/95)-1.01%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

       Templeton Latin America     IFCI
          - Advisor Class      Latin America Index/5/
 5/ 8/95        $10000           $10000
                 10030            10022
                  9980            10232
                 10060            10780
                 10190            10932
                 10220            10792
                  9910             9764
                  9850            10102
                 10041            10297
                 10849            11301
                 10546            10677
 3/29/96         10647            10841
                 11001            11412
                 11269            11710
                 11329            11918
                 10833            11393
                 11188            11703
                 11228            11929
                 10904            11706
                 11086            11759
                 11212            12069
                 12293            13181
                 12987            14043
 3/31/97         12609            13894
                 12997            14477
                 13412            15645
                 14282            16901
                 15121            17838
                 14261            16288
                 15233            17659
                 12358            14358
                 12430            14800
                 13345            15602
                 11959            13796
                 12334            14481
3/31/98          13293            15428
                 13345            15294
                 11520            13388
                 10670            12643
                 11142            13143
                  7498             8706
                  7750             9284
                  8013            10007
                  8496            10930
                  7662            10058
                  6951             8904
                  7231             9418
3/31/99           8718            11408
                 10237            13080
                  9738            12638
                 10332            13166
                  9263            12253
                  9069            11897
                  9220            12125
                  9220            12347
                 10202            13927
                 12329            16276
                 11670            15688
                 13322            17046
3/31/00          13355            17238
                 12005            15341
                 11422            14521
                 12102            15876
                 12210            15586
                 12826            16103
                 11865            15152
                 11519            14491
                 10343            13237
                 11001            13886
                 12167            15745
                 11174            14268
3/31/01          10558            13397
                 10969            14057
                 11361            14575
                 11263            14536
                 10461            13683
                 10222            13151
                  8629            10985
                  9138            11343
                  9919            12267
                 11056            13607
                 10902            13569
                 11286            14116
3/31/02          12186            14843
                 11955            14633
                 11541            13501
                  9955            11710
                  8755            10082
                  9118            10898
                  7764             8986
                  8512            10132
                  8766            10486
                  9207            10775
                  8915            10384
                  8702            10185
3/31/03           9232            10849




5. Source: Standard & Poor's Micropal. The International Finance Corporation Investable (IFCI) Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market.

Past performance does not guarantee future results.

-------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

On May 2, 2003, shareholders of Templeton Latin America Fund (Latin America
Fund) approved the reorganization of Latin America Fund into Templeton Foreign Fund (Foreign Fund). The transaction was completed at the close of business on May 8, 2003, when Latin America Fund shareholders received Class A, Class C or Advisor Class shares of Foreign Fund in exchange for Class A, Class C or Advisor Class shares of Latin America Fund.
-------------------------------------------------------------------------------

TEMPLETON LATIN AMERICA FUND
Financial Highlights

                                                                                   CLASS A
                                                            --------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                            --------------------------------------------------
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $11.10     $9.75     $12.36     $8.11    $12.72
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income/a/..................................      .13       .07        .02       .01       .20
 Net realized and unrealized gains (losses) ...............    (2.89)     1.37      (2.63)     4.25     (4.57)
                                                            --------------------------------------------------
Total from investment operations ..........................    (2.76)     1.44      (2.61)     4.26     (4.37)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................     (.16)     (.09)        --      (.01)     (.18)
 Net realized gains .......................................       --        --         --        --      (.06)
                                                            --------------------------------------------------
Total distributions .......................................     (.16)     (.09)        --      (.01)     (.24)
                                                            --------------------------------------------------
Net asset value, end of year ..............................    $8.18    $11.10      $9.75    $12.36     $8.11
                                                            ==================================================
Total return/b/ ...........................................   (24.89)%   14.92%    (21.12)%   52.60%   (34.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $7,094   $12,576    $16,033   $23,816   $13,228
Ratios to average net assets:
 Expenses .................................................    2.35%     2.35%      2.35%     2.33%     2.35%
 Expenses, excluding waiver and payments by affiliate .....    3.24%     2.76%      2.36%     2.86%     3.03%
 Net investment income ....................................    1.48%      .70%       .22%      .14%     2.07%
Portfolio turnover rate ...................................   19.45%    33.64%     62.05%    81.10%    48.34%


a Based on average weighted shares outstanding effective year ended March 31,
 2000.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (CONTINUED)


                                                                                CLASS C
                                                            --------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                            --------------------------------------------------
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $10.88     $9.58     $12.23     $8.06    $12.63
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income (loss)/a/...........................      .07        --/b/    (.04)     (.04)      .12
 Net realized and unrealized gains (losses) ...............    (2.84)     1.36      (2.61)     4.21     (4.51)
                                                            --------------------------------------------------
Total from investment operations ..........................    (2.77)     1.36      (2.65)     4.17     (4.39)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................     (.09)     (.06)        --        --/c/   (.12)
 Net realized gains .......................................       --        --         --        --      (.06)
                                                            --------------------------------------------------
Total distributions .......................................     (.09)     (.06)        --        --      (.18)
                                                            --------------------------------------------------
Net asset value, end of year ..............................    $8.02    $10.88      $9.58    $12.23     $8.06
                                                            ==================================================
Total return/d/............................................   (25.47)%   14.29%    (21.67)%   51.76%   (34.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $1,919    $3,330     $2,835    $5,004    $3,312
Ratios to average net assets:
 Expenses .................................................    2.99%     2.99%      2.98%     2.88%     3.00%
 Expenses, excluding waiver and payments by affiliate .....    3.88%     3.40%      2.99%     3.41%     3.68%
 Net investment income (loss) .............................     .84%      .01%     (.35)%    (.44)%    1.45%
Portfolio turnover rate ...................................   19.45%    33.64%     62.05%    81.10%    48.34%


a Based on average weighted shares outstanding effective year ended March 31,
 2000.
b Actual net investment income was $.001 per share.
c The Fund paid distributions from net investment income of $.001 per share.
d Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (CONTINUED)

                                                                               ADVISOR CLASS
                                                            --------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                            --------------------------------------------------
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $11.11     $9.78     $12.37     $8.09    $12.75
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income/a/..................................      .15       .16        .06       .12       .31
 Net realized and unrealized gains (losses) ...............    (2.89)     1.33      (2.65)     4.18     (4.69)
                                                            --------------------------------------------------
Total from investment operations ..........................    (2.74)     1.49      (2.59)     4.30     (4.38)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................     (.20)     (.16)        --      (.02)     (.22)
 Net realized gains .......................................       --        --         --        --      (.06)
                                                            --------------------------------------------------
Total distributions .......................................     (.20)     (.16)        --      (.02)     (.28)
                                                            --------------------------------------------------
Net asset value, end of year ..............................    $8.17    $11.11      $9.78    $12.37     $8.09
                                                            ==================================================
Total return/b/............................................   (24.72)%   15.41%    (20.94)%   53.19%   (34.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................      $86      $134     $7,151   $19,645      $116
Ratios to average net assets:
 Expenses .................................................    2.00%     2.00%      2.00%     2.00%     2.00%
 Expenses, excluding waiver and payments by affiliate .....    2.89%     2.41%      2.01%     2.52%     2.68%
 Net investment income ....................................    1.83%     1.63%       .53%     1.01%     2.46%
Portfolio turnover rate ...................................   19.45%    33.64%     62.05%    81.10%    48.34%


a Based on average weighted shares outstanding effective year ended March 31,
 2000.
b Total return is not annualized for periods less than one year.

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003



                                                                               COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 66.3%
     AEROSPACE & DEFENSE 1.6%
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ....................      Brazil          12,899        $  149,499
                                                                                                               ----------
     BANKS 8.6%
     Banco Itau Holdings Financeira SA, ADR ...............................      Brazil          12,331           334,047
     Credicorp Ltd. .......................................................       Peru           21,700           216,349
     Unibanco Uniao de Bancos Brasileiros SA, GDR .........................      Brazil          15,980           231,230
                                                                                                               ----------
                                                                                                                  781,626
                                                                                                               ----------
     BEVERAGES 3.0%
     Grupo Continental SA .................................................      Mexico         203,148           268,759
                                                                                                               ----------
     CONSTRUCTION MATERIALS 4.5%
     Cemex SA, ADR ........................................................      Mexico          23,334           406,945
                                                                                                               ----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 18.0%
     Cia de Telecomunicaciones de Chile SA, ADR ...........................       Chile          22,920           215,906
     SBC Communications Inc. ..............................................  United States        7,593           152,316
    aTelefonica SA, ADR ...................................................       Spain           7,612           213,505
     Telefonos de Mexico SA de CV (Telmex), L, ADR ........................      Mexico          35,603         1,058,121
                                                                                                               ----------
                                                                                                                1,639,848
                                                                                                               ----------
     ELECTRIC UTILITIES .7%
     Tractebel Energia SA, ADR ............................................      Brazil          11,275            65,395
                                                                                                               ----------
     HOUSEHOLD DURABLES 4.4%
    aCorporacion Geo SA, B ................................................      Mexico         188,406           404,387
                                                                                                               ----------
     HOUSEHOLD PRODUCTS 3.9%
     Kimberly Clark de Mexico SA de CV, A .................................      Mexico         158,795           353,906
                                                                                                               ----------
     INDUSTRIAL CONGLOMERATES 1.7%
    aGrupo Carso SA de CV .................................................      Mexico          63,165           151,353
                                                                                                               ----------
     MULTILINE RETAIL 5.3%
     Wal-Mart de Mexico SA de CV, V, ADR ..................................      Mexico          19,494           483,451
                                                                                                               ----------
     OIL & GAS 4.9%
     Petroleo Brasileiro SA, ADR ..........................................      Brazil          29,663           449,395
                                                                                                               ----------
     TRANSPORTATION INFRASTRUCTURE 3.6%
     Grupo Aeroportuario del Sureste SA de CV, ADR ........................      Mexico          29,060           324,019
                                                                                                               ----------
     WIRELESS TELECOMMUNICATION SERVICES 6.1%
     America Movil SA de CV, L, ADR .......................................      Mexico          41,790           558,732
                                                                                                               ----------
     TOTAL COMMON STOCKS (COST $6,364,626)                                                                      6,037,315
                                                                                                               ----------
     PREFERRED STOCKS 25.2%
     BANKS 3.0%
     Banco Bradesco SA, ADR, pfd. .........................................      Brazil          15,813           271,984
                                                                                                               ----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 1.8%
     Tele Norte Leste Participacoes SA, ADR, pfd. .........................      Brazil          20,012           165,099
                                                                                                               ----------

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)



                                                                               COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS (CONT.)

     FOOD & DRUG RETAILING 2.7%
     Companhia Brasileira de Distribuicao Pao de Acucar, ADR, pfd. ........      Brazil          19,529        $  246,456
                                                                                                               ----------
     METALS & MINING 8.3%
     Cia Vale do Rio Doce, A, ADR, pfd. ...................................      Brazil          29,144           756,287
                                                                                                               ----------
     PAPER & FOREST PRODUCTS 7.4%
     Aracruz Celulose SA, ADR, pfd. .......................................      Brazil          33,415           668,634
                                                                                                               ----------
     WIRELESS TELECOMMUNICATION SERVICES 2.0%
     Telemig Celular Participacoes SA, ADR, pfd. ..........................      Brazil          10,710           185,283
                                                                                                               ----------
     TOTAL PREFERRED STOCKS (COST $2,707,624)                                                                   2,293,743
                                                                                                               ----------
     SHORT TERM INVESTMENTS (COST $833,390) 9.2%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio ........   United States     833,390           833,390
                                                                                                               ----------
     TOTAL INVESTMENTS (COST $9,905,640) 100.7% ...........................                                     9,164,448
     OTHER ASSETS, LESS LIABILITIES (.7)% .................................                                       (65,699)
                                                                                                               ----------
     NET ASSETS 100.0% ....................................................                                    $9,098,749
                                                                                                               ==========


    aNon-income producing.
    bSee Note 6 regarding investments in the Franklin Institutional Fiduciary
     Trust Money Market Portfolio.

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003


Assets:
 Investments in securities:
  Cost .......................................................................................  $  9,905,640
                                                                                                =============
  Value ......................................................................................     9,164,448
 Cash ........................................................................................         1,192
 Receivables:
  Capital shares sold ........................................................................           702
  Dividends and interest .....................................................................        25,505
                                                                                                -------------
      Total assets ...........................................................................     9,191,847
                                                                                                -------------
Liabilities:
 Payables:
  Capital shares redeemed ....................................................................        37,642
  Affiliates .................................................................................        18,615
 Other liabilities ...........................................................................        36,841
                                                                                                -------------
      Total liabilities ......................................................................        93,098
                                                                                                -------------
Net assets, at value .........................................................................  $  9,098,749
                                                                                                =============
Net assets consist of:
 Undistributed net investment income .........................................................       $ 1,654
 Net unrealized appreciation (depreciation) ..................................................      (740,923)
 Accumulated net realized gain (loss) ........................................................   (10,775,833)
 Capital shares ..............................................................................    20,613,851
                                                                                                -------------
Net assets, at value .........................................................................  $  9,098,749
                                                                                                =============
CLASS A:
 Net asset value per share ($7,094,347 / 867,740 shares outstanding) .........................         $8.18
                                                                                                =============
 Maximum offering price per share ($8.18 / 94.25%) ...........................................         $8.68
                                                                                                =============
CLASS C:
 Net asset value per share ($1,918,780 / 239,106 shares outstanding)a ........................         $8.02
                                                                                                =============
 Maximum offering price per share ($8.02 / 99.00%) ...........................................         $8.10
                                                                                                =============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($85,622 / 10,481 shares outstanding) ..         $8.17
                                                                                                =============


aRedemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003


Dividend income (net of foreign taxes of $21,758) ..........................................  $   426,840
                                                                                              ------------
Expenses:
 Management fees (Note 3) ..................................................................      137,183
 Administrative fees (Note 3) ..............................................................       16,732
 Distribution fees (Note 3)
  Class A ..................................................................................       30,267
  Class C ..................................................................................       23,745
 Transfer agent fees (Note 3) ..............................................................       64,800
 Custodian fees ............................................................................        2,800
 Reports to shareholders ...................................................................       27,600
 Registration and filing fees ..............................................................       34,800
 Professional fees .........................................................................       28,500
 Directors' fees and expenses ..............................................................       10,500
                                                                                              ------------
      Total expenses .......................................................................      376,927
                                                                                              ------------
      Expenses waived/paid by affiliate (Note 3) ...........................................      (99,764)
                                                                                              ------------
        Net expenses .......................................................................      277,163
                                                                                              ------------
          Net investment income ............................................................      149,677
                                                                                              ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ..............................................................................     (201,330)
  Foreign currency transactions ............................................................       (1,496)
                                                                                              ------------
      Net realized gain (loss) .............................................................     (202,826)
Net unrealized appreciation
 (depreciation) on:
  Investments ..............................................................................   (3,911,879)
  Translation of assets and liabilities denominated in foreign currencies ..................          274
                                                                                              ------------
      Net unrealized appreciation (depreciation) ...........................................   (3,911,605)
                                                                                              ------------
Net realized and unrealized gain (loss) ....................................................   (4,114,431)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations ............................  $(3,964,754)
                                                                                              ============


                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2003 AND 2002


                                                                                    2003          2002
                                                                                --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................... $   149,677  $    131,388
  Net realized gain (loss) from investments and foreign currency transactions .    (202,826)   (3,931,192)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ................  (3,911,605)    5,719,492
                                                                                --------------------------
      Net increase (decrease) in net assets resulting from operations .........  (3,964,754)    1,919,688
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................................    (153,751)     (104,235)
   Class C ....................................................................     (23,353)      (18,918)
   Advisor Class ..............................................................      (2,071)      (32,746)
                                                                                --------------------------
 Total distributions to shareholders ..........................................    (179,175)     (155,899)

 Capital share transactions (Note 2):
  Class A .....................................................................  (2,282,393)   (4,899,059)
  Class C .....................................................................    (525,850)      122,122
  Advisor Class ...............................................................      11,179    (6,965,753)
                                                                                --------------------------
 Total capital share transactions .............................................  (2,797,064)  (11,742,690)
   Net increase (decrease) in net assets ......................................  (6,940,993)   (9,978,901)
Net assets:
 Beginning of year ............................................................  16,039,742    26,018,643
                                                                                --------------------------
 End of year .................................................................. $ 9,098,749  $ 16,039,742
                                                                                ==========================
Undistributed net investment income included in net assets:
 End of year .................................................................. $     1,654  $     35,881
                                                                                ==========================


                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in the equity and debt securities of Latin American companies. The following summarizes the Fund's significant accounting policies.

On October 11, 2002, the Board of Trustees approved a proposal to merge the Fund into the Templeton Foreign Fund. On May 2, 2003, shareholders of the Fund approved the proposal.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class C and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2003, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                                            YEAR ENDED
                                                         ----------------------------------------------------
                                                                  2003                        2002
                                                         ----------------------------------------------------
                                                           SHARES     AMOUNT          SHARES       AMOUNT
                                                         ----------------------------------------------------
CLASS A SHARES:
Shares sold ............................................  213,456  $ 1,947,307      1,034,232   $ 10,212,675
Shares issued on reinvestment of distributions .........   17,138      142,501          9,974         96,483
Shares redeemed ........................................ (495,753)  (4,372,201)    (1,555,798)   (15,208,217)
                                                         ----------------------------------------------------

Net increase (decrease) ................................ (265,159) $(2,282,393)      (511,592)  $ (4,899,059)
                                                         ====================================================

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)

2. CAPITAL STOCK (CONT.)


                                                                            YEAR ENDED
                                                          ------------------------------------------------
                                                                  2003                        2002
                                                          ------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                          ------------------------------------------------
CLASS C SHARES:
Shares sold .............................................  25,027    $ 234,125         80,744   $ 797,750
Shares issued on reinvestment of distributions ..........   2,779       21,511          1,853      17,481
Shares redeemed ......................................... (94,831)    (781,486)       (72,344)   (693,109)
                                                          ------------------------------------------------

Net increase (decrease) ................................. (67,025)   $(525,850)        10,253   $ 122,122
                                                          ================================================


                                                                            YEAR ENDED
                                                         -------------------------------------------------
                                                                  2003                        2002
                                                         -------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                         -------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ............................................  129,538  $ 1,045,630         4,669  $    46,424
Shares issued on reinvestment of distributions .........      203        1,696         3,108       32,446
Shares redeemed ........................................ (131,283)  (1,036,147)     (726,701)  (7,044,623)
                                                         -------------------------------------------------

Net increase (decrease) ................................   (1,542) $    11,179      (718,924) $(6,965,753)
                                                         =================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------
        0.150%       First $200 million
        0.135%       Over $200 million, up to and including $700 million
        0.100%       Over $700 million, up to and including $1.2 billion
        0.075%       Over $1.2 billion

TIC, FT Services and Investor Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00%, and 2.00% of the Fund's average daily net assets of Class A, Class C and Advisor Class shares, respectively, through July 31, 2003, as noted in the Statement of Operations.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 2003, Distributors advised the Fund that unreimbursed costs were $268,996. Distributors paid net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $3,237 and $159, respectively.


4. INCOME TAXES

At March 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

           Cost of investments ......................... $10,128,735
                                                         ------------
           Unrealized appreciation .....................   1,162,437
           Unrealized depreciation .....................  (2,126,724)
                                                         ------------
           Net unrealized appreciation (depreciation) .. $  (964,287)
                                                         ============

           Distributable earnings - ordinary income .... $     1,654
                                                         ============

At March 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

           Capital loss carryovers expiring in:
            2007 .................................... $ 2,858,793
            2008 ....................................   2,289,749
            2010 ....................................   4,344,481
            2011 ....................................     765,928
                                                      -----------
                                                      $10,258,951
                                                      ===========

At March 31, 2003, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $292,530 and $1,257, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2004.

The tax character of distributions paid during the years ended March 31, 2002 and 2003, was as follows:

      Distributions paid from:                              2003        2002
                                                           -------------------
           Ordinary income .............................   179,175     155,899
                                                           -------------------

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 aggregated $2,052,946 and $4,661,013, respectively.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $9,738 of dividend income from investment in the Sweep Money Fund for the year ended March 31, 2003.

TEMPLETON LATIN AMERICA FUND
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton Latin America Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Latin America Fund (the "Fund") at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on that statement.



PricewaterhouseCoopers LLP
San Francisco, California
May 2, 2003

TEMPLETON LATIN AMERICA FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 4.58% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2003.

At March 31, 2003, more than 50% of the Templeton Latin America Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in May 2003.


                             CLASS A                               CLASS C                       ADVISOR CLASS
                 ----------------------------------------------------------------------------------------------------------
                 FOREIGN TAX PAID   FOREIGN SOURCE   FOREIGN TAX PAID   FOREIGN SOURCE   FOREIGN TAX PAID   FOREIGN SOURCE
   COUNTRY           PER SHARE     INCOME PER SHARE     PER SHARE      INCOME PER SHARE     PER SHARE      INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------
   Brazil .....        0.0177           0.0693           0.0177             0.0424           0.0177            0.0839
   Chile ......        0.0006           0.0009           0.0006             0.0006           0.0006            0.0011
   Mexico .....        0.0000           0.0920           0.0000             0.0563           0.0000            0.1115
   Peru .......        0.0000           0.0016           0.0000             0.0010           0.0000            0.0020
                 ----------------------------------------------------------------------------------------------------------
   TOTAL ......       $0.0183          $0.1638          $0.0183            $0.1003          $0.0183           $0.1985
                 ==========================================================================================================



In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                              NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                 POSITION         TIME SERVED  BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)                 Trustee          Since 1994       135                     Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                          company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)                Trustee          Since 2001       18                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company
Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)              Trustee          Since 1994       136                     None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (80)             Trustee          Since 1994       28                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief
Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                 POSITION         TIME SERVED  BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)                 Trustee          Since 1996       86                      Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                          (exploration and refining of oil and
Suite 2100                                                                                      gas); Hercules Incorporated
Fort Lauderdale, FL 33394-3091                                                                  (chemicals, fibers and resins);
                                                                                                Beverly Enterprises, Inc.(health
                                                                                                care); H.J. Heinz Company (processed
                                                                                                foods and allied products RTI
                                                                                                International Metals, Inc.
                                                                                                (manufacture and distribution of
                                                                                                titanium); and Canadian National
                                                                                                Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)                 Trustee          Since 1994       22                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)                Trustee          Since 1994       135                     Director, White Mountains Insurance
500 East Broward Blvd.                                                                          Group, Ltd. (holding company);
Suite 2100                                                                                      Martek Biosciences Corporation;
Fort Lauderdale, FL 33394-3091                                                                  MedImmune, Inc. (biotechnology);
                                                                                                Overstock.com (Internet services);
                                                                                                and Spacehab, Inc. (aerospace
                                                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)                 Trustee          Since 1994       28                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE DEAN                      Trustee          Since 2001       18                      None
TSERETOPOULOS (49)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                                  NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                 POSITION         TIME SERVED  BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)              Trustee          Since 2001       22                      Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                          (exploration and refining of oil
Suite 2100                                                                                      and gas); C2, Inc. (operating and
Fort Lauderdale, FL 33394-3091                                                                  investment business); and H.J.
                                                                                                Heinz Company (processed
                                                                                                foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC
and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (42)             Trustee          Since 1994       5                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual
Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President
and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)             Trustee, Vice    Trustee and      135                     None
One Franklin Parkway                  President and    Vice President
San Mateo, CA 94403-1906              Chairman of      since 1994 and
                                      the Board        Chairman of
                                                       the Board
                                                       since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (58)                  Vice President   Since 1996       Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (39)               President and    President since  Not Applicable          None
PO Box N-7759                         Chief Executive  2001 and Chief
Lyford Cay, Nassau, Bahamas           Officer -        Executive
                                      Investment       Officer -
                                      Management       Investment
                                                       Management
                                                       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                                           NUMBER OF
                                                                       PORTFOLIOS IN FUND
                                                       LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                 POSITION         TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)                 Senior Vice      Since 2002       Not Applicable          None
500 East Broward Blvd.                President and
Suite 2100 Fort Lauderdale, FL        Chief Executive
33394-3091                            Officer -
                                      Finance and
                                      Administration


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                    Vice President   Since 2000       Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)                 Vice President   Vice President   Not Applicable          None
One Franklin Parkway                  and Secretary    since 2000 and
San Mateo, CA 94403-1906                               Secretary since
                                                       1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor
to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)           Vice President   Since 1994       Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                      Vice President   Since 1994       Not Applicable          None
500 East Broward Blvd.
Suite 2100 Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                           NUMBER OF
                                                                       PORTFOLIOS IN FUND
                                                       LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                 POSITION         TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O.  MAGDOL (65)               Vice President   Since 2002       Not Applicable          Director, FTI Banque, Arch
600 Fifth Avenue                      - AML                                                     Chemicals, Inc. and
Rockefeller Center                    Compliance                                                Lingnan Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)               Treasurer and    Treasurer since  Not Applicable          None
500 East Broward Blvd.                Chief Financial  2000 and Chief
Suite 2100                            Officer          Financial Officer
Fort Lauderdale, FL 33394-3091                         since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
21 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)                Vice President   Since 2000       Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin L. Flanagan is considered an interested person of the Trust due to his position as an officer of Resources. Nicholas F. Brady is considered an interested person of the Trust due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH

Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund




Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund



Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7



TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11




1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
TEMPLETON LATIN AMERICA FUND


AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Latin America Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

418 A2003 05/03